UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012 (April 10, 2012)

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment (this “Amendment”) is being filed to correct the reported vote tabulations disclosed on a Form 8-K filed by Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Companies”) on April 16, 2012 (the “Original Filing”) regarding (i) the number of shares present in person or by proxy at the Annual meeting, (ii) the election of four directors of each of the Companies; and (iii) the approval, in a non-binding advisory vote, of the compensation of the Companies’ named executive officers . This Amendment amends and restates the Original Filing in its entirety.

Item 5.07      Submission of Matters to a Vote of Security Holders

On April 10, 2012, Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Companies”) held their 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  The Companies had 2,450,424 shares of common stock issued and outstanding on the record date of February 15, 2012, of which 1,970,227 shares were present in person or by proxy at the Annual Meeting.  Shareholders voted on the following matters at the Annual Meeting: (i) the election of four directors of each of the Companies; and (ii) approval, in a non-binding advisory vote, of the compensation of the Companies’ named executive officers.  Shareholder proxies to vote on these matters were solicited as described in the Companies’ proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 23, 2012.  The results of the shareholder votes on these matters are as follows:

1.    Election of Directors:

The following directors were elected to the Companies’ Board of Directors to serve for a term of one year, or until their respective successors are duly elected and qualified:

BLUE RIDGE REAL ESTATE COMPANY

DIRECTOR	Votes FOR	Votes WITHHELD	Broker NON-VOTES
Bruce Beaty	1,897,179	73,048	0
Paul A. Biddelman	1,913,349	56,878	0
Mark Dawejko	1,913,349	56,878	0
Frederick N. Kurz, Jr.	1,851,053	119,174	0

BIG BOULDER CORPORATION

DIRECTOR	Votes FOR	Votes WITHHELD	Broker NON-VOTES
Bruce Beaty	1,897,204	73,023	0
Paul A. Biddelman	1,913,349	56,878	0
Mark Dawejko	1,913,349	56,878	0
Frederick N. Kurz, Jr.	1,851,078	119,149	0

2.    Non-binding advisory vote to approve the compensation of the Companies’ named executive officers:

The shareholders approved, in a non-binding advisory vote, the compensation of the Companies’ named executive officers as disclosed in the proxy statement for the Annual Meeting.

BLUE RIDGE REAL ESTATE COMPANY

Votes FOR	Votes AGAINST	ABSTENTIONS	Broker NON-VOTES
1,912,280	8,885	49,062	0

BIG BOULDER CORPORATION

Votes FOR	Votes AGAINST	ABSTENTIONS	Broker NON-VOTES
1,912,290	8,875	49,062	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: May 1, 2012	By: /s/ Cynthia A. Van Horn
Name: Cynthia A. Van Horn Title: CFO and Treasurer